EXHIBIT 10.17

ALLONGE

MODIFYING NOTE

WHEREAS, undersigned Borrower did make and execute a certain Promissory Note dated May 29, 2007 in favor of Signature Bank of Georgia. , pursuant to an Authorization for a loan to undersigned Borrower issued by Signature Bank of Georgia. and the SMALL BUSINESS ADMINISTRATION under Docket No. GP 277-203-6006 GA, said Note being in the principal amount of $1,500,000.00 , which said Note contained various recitations concerning the payment of periodic installments of principal and interest;

WHEREAS, the undersigned have agreed to the following changes in the provisions of the said Note:

a) The maturity date has been extended to August 29, 2018. The next payment due will be September 29, 2012 in the amount of $10,000.00.

WHEREAS, the parties mutually acknowledge and agree that the present unpaid and outstanding principal balance on said Note is $ 644,193.14 as of August 27, 2012.

WHEREAS, undersigned Borrower and Signature Bank of Georgia. desire that the terms of said Note be modified to affect such change,

NOW THEREFORE, it is mutually agreed by and between the undersigned parties hereto said Note be, and the same hereby is deemed modified in accordance with the provisions herein contained.

IT IS FURTHER UNDERSTOOD AND AGREED by and between the undersigned parties hereto that all other terms and provisions of said Note shall remain in full force and effect.

EXECUTED this 30 of August , 20 12 .

Borrower(s):
SIGNATURE BANK OF GEORGIA		SAFETY QUICK LIGHT LLC

By:	/s/ Freddie J. Deutsch	By:	/s/ Rani R. Kohen
	Freddie J. Deutsch		Rani R. Kohen
Its:	President/CEO	Its:	President & CEO